SunTrust Banks, Inc. 4Q 2010 Earnings Presentation January 21, 2011 Exhibit 99.2

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2009 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports
on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, the Company presents net interest income and net interest margin on a fully taxable-equivalent (“FTE”) basis, and ratios on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding future levels of net interest margin, future levels of and rates of change in delinquencies, future levels of nonperforming loans and charge-offs, the impact of legislative and regulatory changes, are forward-looking statements. Also, any statement that does not describe historical or current facts, is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “potential impacts,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part I of our 10-K and in other periodic reports that we file with the SEC. Those factors include: our expense for regulatory assessment may increase as a result of the passage of the Dodd-Frank Reform Act; difficult market conditions have adversely affected our industry;
recent levels of market volatility are unprecedented; we are subject to capital adequacy guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; recently enacted legislation, or legislation enacted in the future, or any proposed federal programs subject us to increased regulation and may adversely affect us; we have not yet received permission to repay TARP funds; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we are subject to certain risks from originating, selling, and holding mortgages, including the risk that we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, and the risk of delays in the foreclosure process, both of which could harm our liquidity, results of operations, and financial condition; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; the soundness of other financial institutions could adversely affect us; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of real estate, increases in unemployment, and the related effects on local economies may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; our allowance for loans and lease losses may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; in 2009 and 2010, credit rating agencies downgraded the credit ratings of SunTrust Bank and SunTrust Banks, Inc., and these downgrades and any subsequent downgrades could adversely impact the price and liquidity of our securities and could have an impact on our businesses and results of operations; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-
balance sheet affiliates or our subsidiaries.

2 I. HIGHLIGHTS II. CAPITAL III. FINANCIAL PERFORMANCE Table of Contents IV. RISK REVIEW V. APPENDIX

Fourth Quarter Highlights I. HIGHLIGHTS 3

Regulatory and Legislative Update
I. HIGHLIGHTS
Impacts Becoming Clearer
Comments Potential Impact
Regulation E
SunTrust Fee Change
• Client “opt-in” for overdrafts
• No charge for items < $5.00
• $80-$120 million annual
• $40-$50 million annual
• Note: impacts of both items already
in 4Q 2010 run-rate and exclude
mitigating actions
Derivatives (Volcker) • $80 million in 2010 revenue • Minimal
Debit Interchange
(Durbin)
• $332 million in 2010 revenue
1
74% Signature / 26% Pin
• ~75% potential revenue impact
beginning in 2H 2011 – based upon
current proposal and before any
mitigating actions
Deposit Insurance • $256 million 2010 assessment • Expect modest 2011 increase with some variability in quarterly
expense
2
Capital • Tier 1 Common Ratio exceeds
the 7% 2019 Basel III target
3
• $2.2 billion TruPS affected by
Collins amendment
• Ratio expected to increase
modestly under Basel III calculation
• ~170 bps Tier 1 capital
reduction over 3 years beginning
2013
4
1. Includes consumer and commercial debit revenue
2. Estimate prepared using current SunTrust balance sheet and SunTrust’s interpretation of the proposed regulation
3. Based upon current estimates.  7% target includes the 4.5% minimum plus the 2.5% conservation buffer.  Does not include the 0-2.5% countercyclical buffer
4. Impact based upon 4Q 2010 estimated risk-weighted assets

4Q 2010 3Q 2010 2Q 2010 1Q 2010
Estimate Actual                 Actual Actual
Regulatory Capital Ratios Continued to Trend Higher
Tier 1 Common Ratio
Tangible Common Equity Ratio
1
Tier 1 Capital Ratio
Tier 1 Capital Ratio (Excl TARP)
2
Total Capital Ratio
Book Value per Share
Tangible Common Book Value
per Share
1
Capital Ratio Trend
II. CAPITAL
7.70%
6.88%
13.13%
9.56%
16.68%
$35.40
$22.76
7.92%
7.18%
13.51%
9.84%
16.96%
$36.19
$23.58
8.02%
7.26%
13.58%
9.93%
16.42%
$37.01
$24.42
8.08%
7.15%
13.65%
10.00%
16.50%
$36.34
$23.76
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
2. TARP preferred included in Tier 1 ratio contributes an estimated 3.65% to the 12/31/10 Tier 1 capital ratio, 3.65% at 9/30/10, 3.67% at 6/30/10, and 3.57% at 3/31/10

$1.9B
excess
Tier 1 Common Ratio Exceeds 2019 Basel III Standard
1
Tier 1 Common
II. CAPITAL
1. 2019 is the effective date for Basel III requirement.  Includes the 4.5% minimum standard plus the 2.5% conservation buffer; does not include a countercyclical buffer
7%

($ in millions, except per share data)
Q4 Earnings Per Share of $0.23; Net Income Before Preferred Dividends Positive for Full Year 2010
Income Statement Highlights
III. FINANCIAL PERFORMANCE
Net Interest Income (FTE)
Provision for Credit Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Pre-Tax Income/(Loss)
Provision/(Benefit) for Income Taxes
Net Income/(Loss)
Preferred Dividends
Net Income/(Loss) Available to Common Shareholders
Net Income/(Loss) Per Average Common Diluted Share
% Change          % Change          % Change
4Q 2010               3Q 2010             4Q 2009           FY 2010            FY 2009
$1,294
512
1,032
2,326
1,548
230
45
185
69
114
$0.23
$4,970
2,651
3,729
8,699
5,911
4
(185)
189
274
(87)
$(0.18)
2%
(17)%
(1)%
1%
3%
38%
NM
21%
(0)%
36%
35%
7%
(47)%
39%
19%
7%
NM
NM
NM
1%
NM
NM
8%
(35)%
1%
5%
(10)%
NM
79%
NM
(2)%
NM
NM
NM – not meaningful; changes over 100% or where results change from negative to positive or vice versa

2%
(0)%
(17)%
2%
(1)%
12%
12%
0%
2%
5%
5%
5%
0%
(7)%
(10)%
2%
3%
2%
($ in millions, quarterly average balances)
Balance Sheet Summary
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
1
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered and Foreign Deposits
Total Deposits
4Q 2010 3Q 2010 3Q 2010 4Q 2009
Annualized
% Change
III. FINANCIAL PERFORMANCE
1. Excludes $4.2 billion of nonaccrual loans
Loan Portfolio Grew Modestly; Favorable Deposit Trends Continued
$33,067
14,738
2,839
29,789
13,967
6,565
8,683
1,054
$110,702
$27,848
24,637
41,711
4,087
13,360
8,045
119,688
2,827
$122,515
7%
(1)%
(69)%
7%
(6)%
47%
47%
2%
7%
20%
19%
19%
1%
(28)%
(39)%
8%
13%
8%
1%
(4)%
(40)%
4%
(9)%
29%
31%
6%
1%
11%
(7)%
22%
7%
(14)%
(32)%
2%
(45)%
0%

U.S. Treasury
U.S. Agency
MBS – Agency
U.S. States and Subdivisions
MBS – Private
Corporate & Other
Asset – Backed Securities
Other Equity
Total AFS
4Q 2010                 3Q 2010                $ Change
Securities
Available for Sale
($ in billions, period-end balances)
Securities Portfolio
III. FINANCIAL PERFORMANCE
$6.4
1.9
17.0
0.7
0.3
0.5
0.9
2.6
$30.3
$(0.9)
-
(2.6)
(0.1)
-
-
(0.1)
0.3
$(3.4)
Portfolio Reduced Amidst Rising Rates, Generating $64 Million in Gains
Note:  Columns may not foot due to rounding
$5.5
1.9
14.4
0.6
0.3
0.5
0.8
2.9
$26.9

3.27%
3.32%
3.33%
3.41%
4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010
Margin Expanded from Lower Funding Costs
•
Margin expanded due to
favorable deposit trends more
than offsetting lower earning
asset yields
•
Margin expected to remain
relatively stable in 1Q 2011
•
Risks to margin include: impacts
of prolonged low rate
environment, a shift in deposit
volume and mix, and loan
pricing
•
Opportunities include continued
deposit re-pricing and lower
NPAs
Net Interest Margin
III. FINANCIAL PERFORMANCE
3.44%

($ in millions)
Provision Declined as Credit Quality Continued to Improve
Provision For Credit Losses
III. FINANCIAL PERFORMANCE
Provision for Credit Losses
1
Net Charge-offs
Net Charge-off Ratio
Net ALLL Incr/(Decr)
2
Allowance to Loan Ratio
2
4Q 2010       3Q 2010       2Q 2010       1Q 2010        4Q 2009
1.  Includes impacts of $3 million increase in unfunded  commitment  reserve in 4Q 2010 and reductions to this reserve of $5 million, $40 million and $15 million in 3Q 2010, 2Q 2010 and 1Q
2010, respectively. 4Q 2009 includes $57 million in provision for unfunded commitments
2.  Does not include unfunded commitment reserves
$974
$821
2.83%
$96
2.76%
$862
$821
2.91%
$56
2.80%
$662
$722
2.57%
$(20)
2.81%
$615
$690
2.42%
$(70)
2.69%
$512
$621
2.14%
$(112)
2.58%

Noninterest Income
Net Adjustments
1
Adjusted Noninterest Income
Sequential Quarter Drivers
Adjusted Mortgage Production
2
Mortgage Servicing
Adjusted Trading Income
2
($ in millions)
1. Adjustment detail included in appendix, securities gains and losses are included in adjustments
2. Adjusted detail included in appendix. GAAP numbers for Mortgage Production are $41 million and $133 million in 4Q 2010 and 3Q 2010, respectively. GAAP numbers for Trading
Income are $93 million and $(22) million in 4Q 2010 and 3Q 2010, respectively
Noninterest Income
III. FINANCIAL PERFORMANCE
$1,047
59
$988
$139
132
(18)
(1)%
(6)%
$(89)
(64)
76
39%
30%
$742
30
$712
$1,032
103
$929
$50
68
58
Change
4Q 2010          3Q 2010          4Q 2009 3Q 2010 4Q 2009
$
Change
4Q 2010          3Q 2010
Diverse Revenue Stream Enabled Only Modest Sequential Decline Despite Lower Mortgage Revenues

…and Repurchase Request Volume Declined. Summary Statistics
….as Pending Demands Declined in 4Q 2010….
Losses and Reserves Stabilized…
III. FINANCIAL PERFORMANCE
Mortgage Repurchase Trends
($ in Millions)
4Q 09 1Q 10 2Q 10 3Q 10 4Q 10
Period-end Balance $326 $287 $317 $320 $293
% Non-Agency 11% 10% 5% 7% 10%
($ in Millions)
4Q 09 1Q 10 2Q 10 3Q 10 4Q 10
2005 & Prior $15 $18 $21 $26 $20
2006 77 65 85 71 69
2007
187 168 204 134 108
2008
34 25 30 27 25
2009
9 8 8 4 7
2010
0 0 0 1 4
Total
$322 $285 $349 $263 $233
% Non-Agency
5% 4% 3% 6% 7%
Metric (2005 – 2010 vintages)
1
Amount ($B)
Sold UPB $204
Remaining UPB 114
Cumulative Repurchase Requests
3.4
Requests Resolved
3.1
Losses Recognized to Date
0.7
4Q 2010 Reserve
0.3
Income Statement Impact to Date
1.0
Memo:  Non-Agency UPB
$17
2
1. Includes estimates
2. Amount is included in the $114 billion of Remaining UPB
($ in Millions)
4Q 09 1Q 10 2Q 10 3Q 10 4Q 10
Beginning Balance $123 $200 $210 $256 $270
Additions 220 128 148 95 85
Charge-Offs (143) (118) (102) (81) (90)
Ending Balance $200 $210 $256 $270 $265

Noninterest Expense
Net Adjustments
1
Adjusted Noninterest Expense
Sequential Quarter Drivers
Employee Compensation & Benefits
Outside Processing & Software
Marketing & Customer Development
($ in millions)
1.  Adjustment detail included in appendix
Noninterest Expense
III. FINANCIAL PERFORMANCE
$1,548
15
$1,533
$738
174
56
3%
3%
$29
17
13
7%
8%
$1,453
38
$1,415
$1,499
12
$1,487
$709
157
43
Change
4Q 2010          3Q 2010          4Q 2009 3Q 2010 4Q 2009
Expense Results
$
Change
4Q 2010          3Q 2010
Sequentially Higher Expenses due Primarily to Investments for Future Growth

Asset Quality Metrics
IV. RISK REVIEW
($ in millions)
Asset Quality Continued to Improve in All Key Metrics
4Q 2010 3Q 2010 2Q 2010 4Q10 vs 3Q10 3Q10 vs 2Q10
Total Loans at End of Period $115,975 $115,055 $112,925 $920 $2,130
1
2,974 3,086 3,156 (112) (70)
Net Charge-offs 621 690 722 (69) (32)
Provision Expense
2
512 615 662 (103) (47)
NPAs 4,758 5,069 5,463 (311) (394)
NPLs to Total Loans 3.54% 3.80% 4.16% (0.26) (0.36)
NPAs to Total Loans + OREO/OA 4.08% 4.38% 4.81% (0.30) (0.43)
ALLL to Loans 2.58% 2.69% 2.81% (0.11) (0.12)
NCOs (Annualized to Average Loans) 2.14% 2.42% 2.57% (0.28) (0.15)
30-89 Days Past Due 1.18% 1.24% 1.26% (0.06) (0.02)
30-89 Days Past Due (excluding federally
guaranteed student loans and GNMA
repurchases)
0.90% 0.96% 0.98% (0.06) (0.02)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Allowance for Loans & Lease Losses

Loan Portfolio
IV. RISK REVIEW
1. Approximately 91% of the student loan portfolio was government-guaranteed at December 31, 2010 and September 30, 2010
($ in millions) Total Loans $115,975
Asset Quality Issues Remain Concentrated in Real Estate Secured Portfolios
Balance % of Balance C/O Ratio C/O Ratio 30-89 DLQ% 30-89 DLQ%
4Q 2010 Portfolio 3Q 2010 4Q 2010 3Q 2010 4Q 2010 3Q 2010
Commercial $34,064 29% $32,847 1.11% 0.77% 0.18% 0.21%
Commercial Real Estate 14,542 13% 14,813 1.04% 1.09% 0.39% 0.62%
Consumer Direct - Student Loans 1 4,673 4% 4,437 0.49% 0.33% 8.32% 8.14%
Consumer Direct - Other 1,965 2% 2,055 0.98% 0.84% 0.66% 0.62%
Total Consumer - Direct  6,638 6% 6,492 0.60% 0.54% 6.05% 5.76%
Consumer - Indirect 9,291 8% 8,165 0.64% 0.56% 0.79% 0.80%
Credit Cards 980 1% 1,003 5.65% 6.81% 2.35% 2.37%
Real Estate Home Equity Lines 15,040 13% 15,292 3.39% 3.24% 1.23% 1.36%
Real Estate 1-4 Family 31,572 27% 32,003 3.09% 3.89% 1.80% 1.74%
Real Estate Construction 3,848 3% 4,440 7.40% 10.21% 0.68% 0.92%
Total SunTrust  $115,975 100% $115,055 2.14% 2.42% 1.18% 1.24%
Total SunTrust - excluding federally guaranteed
student loans and GNMA repurchases  $111,021 100% $110,406 2.22% 2.48% 0.90% 0.96%

1.  Excludes $1 million of mark-to-market loans held for sale in 4Q 2010 and $12 million for 3Q 2010
2.  Does not include nonaccruals
3.  GNMA  repurchases are FHA/VA guaranteed loans that were repurchased from GNMA securities.  30-89 DLQ $ equaled $30 million at 4Q 2010 and  $27 million at 3Q 2010
Residential Mortgages $31,572
Residential Mortgages
IV. RISK REVIEW
($ in millions)
Asset Quality Remained Stable; Balances in Higher Risk Segments Continued to Decline
Portfolio Profile Credit Quality Metrics
Type
4Q 2010
Balance
% of
Total
3Q 2010
Balance
4Q 2010
NPL
1
3Q 2010
NPL
1
4Q 2010
30-89 DLQ
%
2
3Q 2010
30-89 DLQ
%
2
GNMA
Repurchases
3
$684 2% $609 - - - -
Alt-A 2
nd
152 <1% 164 $14 $19 6.09% 5.95%
Alt-A 1
st
527 2% 552 131 143 4.97% 4.33%
Lot Loans 814 3% 867 174 192 3.65% 2.58%
Home Equity
Loans 1,608 5% 1,701 62 60 2.87% 2.64%
Prime 2
nd
2,400 8% 2,529 58 65 1.98% 2.31%
Core Portfolio 25,387 80% 25,582 1,418 1,438 1.49% 1.45%
Total $31,572 100% $32,003 $1,858 $1,916 1.80% 1.74%

Home Equity Lines $15,040
Portfolio Profile Credit Quality Metrics
Type
4Q 2010
Balance
% of
Total
3Q 2010
Balance
4Q 2010
Charge-off
4
%
3Q 2010
Charge-off
4
%
4Q 2010
30-89 DLQ
%
3Q 2010
30-89 DLQ
%
3
rd
Party Origin
ated $1,342 9% $1,394 9.44% 9.63% 2.68% 3.40%
CLTV > 80%
1
(Florida) 1,602 11% 1,642 6.98% 7.02% 1.93% 2.26%
CLTV > 90%
2
1,394 9% 1,439 4.02% 3.79% 1.53% 1.58%
Core Portfolio
3
10,702 71% 10,817 1.98% 1.66% 0.93% 0.94%
Total $15,040 100% $15,292 3.39% 3.24% 1.23% 1.36%
Home Equity Lines
IV. RISK REVIEW
($ in millions)
Asset Quality Stable; Higher Risk Balances Declined
    1.  Excludes 3   party originated
    2.  Excludes 3rd party originated and Florida CLTV > 80%
    3.  Excludes 3rd party originated, Florida CLTV>80% and CLTV 90+%
    4.  Annualized quarterly rate
rd

($ in millions)
Construction $3,848
IV. RISK REVIEW
Construction
Risk Continues to Be Managed Down, with Balances and NPLs Declining
Portfolio Profile Credit Quality Metrics
Type
4Q 2010
Balance
% of
Total
3Q 2010
Balance
4Q 2010
NPL
3Q 2010
NPL
4Q 2010
30-89 DLQ
%
3Q 2010
30-89 DLQ
%
Construction
Perm $461 12% $546 $112 $133 2.73% 2.65%
Residential
Construction 559 15% 712 227 308 0.32% 0.77%
Residential A&D 684 18% 818 365 413 0.73% 1.05%
Residential Land 335 9% 377 199 192 - 0.57%
Commercial
Construction 1,089 28% 1,220 107 131 0.12% 0.64%
Commercial A&D 262 7% 308 56 64 0.02% 0.06%
Commercial Land 457 12% 459 62 57 1.32% 0.46%
Total $3,848 100% $4,440 $1,128 $1,297 0.68% 0.92%

IV. RISK REVIEW
TDR Composition
($ in millions) Troubled Debt Restructures $3,618
Mortgage and Consumer Loans are 97% of Accruing TDRs; 86% are Current on Principal and
Interest Payments
Accruing TDRs Non-Accruing TDRs Total TDRs
Payment Status
4Q 2010
Balance
% of
Total
4Q 2010
Balance
% of
Total
4Q 2010
Balance
% of
Total
Current $2,245 86% $293 29% $2,538 70%
30 DPD 176 7% 33 3% 209 6%
60 DPD 108 4% 43 4% 151 4%
90 DPD 73 3% 41 4% 114 3%
120+ DPD 9 <1% 595 59% 605 17%
Total $2,613 100% $1,005 100% $3,618 100%

•
Provision expense, net charge-offs, nonperforming loans, and early-stage delinquencies all declined.  Further declines in early stage delinquencies are contingent upon improvement in general economic conditions
•
Individual portfolios showed generally stable to improving trends; as in prior periods, losses were centered in consumer real estate related and construction portfolios
•
Mortgage and home equity portfolio credit quality remained stable overall, with a continued
reduction in higher risk portfolio balances
•
Construction risk continued to be aggressively managed down
•
Accruing restructured loans (TDRs) continued to perform reasonably well, while balances increased by a modest 4% to $2.6 billion
•
For the first quarter of 2011, a modest decline in net charge-offs and nonperforming loans from fourth quarter levels is expected
Credit Summary
IV. RISK REVIEW
Improvement in Asset Quality Continued

22 Appendix

$742
73
-
(5)
(38)
(8)
(3)
11
30
$712
($ in millions)
Total Noninterest Income
Securities Gains/(Losses)
Stable River Gain – Other Income
Fair Market Adjustments – Trading
STI Debt Valuation-Trading
Fair Value Adjustments – Mortgage Production
Auction Rate Securities – Trading
LOCOM MSR Recovery – Mortgage Servicing
Net Adjustments
Adjusted Noninterest Income
Noninterest Income Reconciliation
V. APPENDIX
%                   %
Change        Change
4Q 2010     3Q 2010       4Q 2009       3Q 2010       4Q 2009
(1)%
(6)%
39%
30%
$1,047
69
-
17
(22)
(6)
1
-
59
$988
$1,032
64
13
30
16
(9)
(11)
-
103
$929

$(68)
(8)
$(60)
$133
(6)
$139
$41
(9)
$50
($ in millions)
Mortgage Production Income
Fair Value Adjustments – Mortgage Production
Adjusted Mortgage Production Income
Mortgage Production and Trading Income Reconciliation
V. APPENDIX
%                   %
Change        Change
4Q 2010     3Q 2010       4Q 2009       3Q 2010       4Q 2009
NM
NM
(69)%
(64)%
$(31)
(5)
(38)
(3)
$15
$(22)
17
(22)
1
$(18)
$93
30
16
(11)
$58
Trading Income
Fair Market Value Adjustments
STI Debt Valuation
Auction Rate Securities
Adjusted Trading Income
NM
NM
NM
NM

Total Noninterest Expense
Net Loss/(Gain) on Debt Extinguishment
AHG Write-down (Other Exp)
Net Adjustments
Adjusted Noninterest Expense
Change
4Q 2010        3Q 2010        4Q 2009 3Q 2010 4Q 2009
%
($ in millions)
Noninterest Expense Reconciliation
V. APPENDIX
3%
3%
7%
8%
$1,453
24
14
38
$1,415
$1,499
12
-
12
$1,487
$1,548
4
11
15
$1,533

Credit Related Expense
Mortgage Reinsurance
Operating Losses
Credit & Collections (Other Exp)
Other Real Estate (Other Exp)
Total Credit Related
Additional Noninterest Expense Disclosures
V. APPENDIX
$
Change
4Q 2010         3Q 2010        4Q 2009          3Q 2010 4Q 2009
($ in millions)
Totals may not foot due to rounding
$7
27
69
77
$180
$2
26
71
90
$189
$10
26
76
62
$174
$(5)
(1)
2
13
$9
$(8)
0
(5)
28
$15

(As of 12/31/10, $ in millions)
Nonaccruals that have been through the
specific write-down process
Loan Type
Balance
before
write-
down
-
Amount
of write-
down
=
Non-
accruals
with
write-down
+
Non-
accruals not
requiring
write-down
2
+
Non-
accruals
without
specific
write-down
=
Total
non-
accruals
3
% Loss
severity
Alt-A 2
nd
$89 $(81) $8 $0 $6 $14 90.9%
Alt-A 1
st
147 (58) 89 7 34 131 37.5%
Lot Loans 292 (178) 114 33 27 174 54.8%
Prime 2
nd
437 (437) - - 58 58 100.0%
Core
Portfolio 1,367 (548) 818 176 349 1,343 35.5%
Total $2,332 $(1,303) $1,029 $217 $475 $1,721
Residential Mortgage
V. APPENDIX
1. Reserves have been established for residential mortgage loans that have not had specific write-downs as well as for incremental losses on loans carried at expected recoverable values
2. Nonaccruals not requiring write-downs are loans that are well-secured
3. Excludes Home Equity nonaccruals of $62 million, $1 million of mark-to-market loans held for sale and $74 million of residential real estate loans managed on commercial  system
Nonaccrual Balances Decreased; 67% of Nonaccruals Have Been Through the Write-Down Process
1

Reconciliation of Non GAAP Measures
V. APPENDIX
($ in millions, except per share data)
December 31 September 30 June 30 March 31 December 31
2010 2010 2010 2010 2009
Total shareholders' equity                $23,130 $23,438 $23,024 $22,620 $22,531
Goodwill, net of deferred taxes                     (6,189) (6,192) (6,197) (6,202) (6,204)
Other intangible assets including MSRs, net of deferred taxes (1,545) (1,174) (1,409) (1,761) (1,671)
MSRs 1,439 1,072 1,298 1,641 1,540
Tangible equity              16,835 17,144 16,716 16,298 16,196
Preferred stock (4,942) (4,936) (4,929) (4,923) (4,917)
Tangible common equity $11,893 $12,208 $11,787 $11,375 $11,279
Total assets                 $172,874 $174,703 $170,668 $171,796 $174,165
Goodwill                 (6,323) (6,323) (6,323) (6,323) (6,319)
Other intangible assets including MSRs (1,571) (1,204) (1,443) (1,800) (1,711)
MSRs 1,439 1,072 1,298 1,641 1,540
Tangible assets                 $166,419 $168,248 $164,200 $165,314 $167,675
Tangible equity to tangible assets
10.12% 10.19% 10.18% 9.86% 9.66%
Tangible common equity to tangible assets 7.15% 7.26% 7.18% 6.88% 6.73%
Tangible book value per common share $23.76 $24.42 $23.58 $22.76 $22.59
Three Months Ended